UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Zenosense, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54936	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avda Cortes Valencianas 58, Planta 5 46015 Valencia, Spain	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 34 960454202

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

On January 21, 2014, the Company notified Goldman Accounting Services, CPA, PLLC (“Goldman”), the independent registered public accounting firm to the Company, that the Company had dismissed the firm because the Company desired to engage the services of another accounting firm.  The decision to dismiss Goldman was approved by the Company’s board of directors.

The reports of Goldman on the Company’s balance sheets as of December 31, 2012 and the related consolidated statements of operations, statement of stockholders’ equity (deficiency) and cash flows for the years ended of December 31, 2012 and for the period from August 11, 2008 (inception) to December 31, 2012, did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that there is substantial doubt about the Company’s ability to continue as a going concern as of December 31, 2012.

During the Company’s period of engagement of Goldman from March 18, 2013, through January 21, 2014, there were no disagreements between the Company and Goldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldman would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s engagement of Goldman from March 18, 2013through January 21, 2014.

The Company has provided Goldman with a copy of this disclosure and requested that Goldman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

On January 23, 2014, the Company engaged GBH CPAs, PC (“GBH”), 6002 Rogerdale Road, Houston, TX 77072, as its new independent registered public accounting firm. The engagement of GBH was approved by the Company’s board of directors on January 20, 2014.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2013 and through January 23, 2014, neither the Company nor anyone acting on its behalf consulted with GHB regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that GBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter from Goldman is attached hereto as Exhibit 16.1

Item 9.01 – Financial Statements and Exhibits.

(b) Exhibits

16.1	Letter from Goldman dated January 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENOSENSE, INC.
Date: January 24, 2014	By:	/s/ Carlos Jose Gil
Carlos Jose Gil, President and Chief Executive Officer